UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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A.D.A.M., INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 17, 2006

Dear Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of A.D.A.M., Inc. to be held on May 18, 2006 at 1600 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328-4696. The meeting will begin promptly at 9:00 a.m., local time, and we hope that it will be possible for you to attend.

The items of business are listed in the Notice of Annual Meeting and are more fully addressed in the Proxy Statement following the Notice.

Please date, sign and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

On behalf of your Board of Directors, thank you for your continued support and interest in A.D.A.M., Inc.

Sincerely,

Kevin S. Noland

President and Chief Executive Officer

Whether or not you expect to attend the annual meeting, please complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope which does not require any postage if mailed in the United States. If you attend the meeting, you may revoke the proxy and vote your shares in person.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 18, 2006

The Annual Meeting of Shareholders of A.D.A.M., Inc. (the “Company”) will be held at 1600 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328-4696, on Thursday, May 18, 2006 at 9:00 a.m., local time, for the following purposes:

(1)                                  To elect two directors to serve until the 2009 Annual Meeting of Shareholders; and

(2)                                  To transact such other business as may properly come before the meeting or any adjournment thereof.

Only the holders of record of the Company’s common stock, par value $0.01 per share, at the close of business on March 24, 2006 are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A list of shareholders as of the close of business on March 24, 2006 will be available at the Annual Meeting of Shareholders for examination by any shareholder.

By Order of the Board of Directors,

Kevin S. Noland

President and Chief Executive Officer

Atlanta, Georgia

April 17, 2006

A.D.A.M., INC.

1600 Riveredge Parkway, Suite 100

Atlanta, Georgia 30328

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 18, 2006

The 2006 Annual Meeting of Shareholders of A.D.A.M., Inc. (the “Company”) will be held at 9:00 a.m. local time on May 18, 2006, at 1600 Riveredge Parkway, Suite 100, Atlanta, Georgia, for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders. The enclosed form of proxy is solicited by the Board of Directors of the Company and the cost of the solicitation will be borne by the Company. This Proxy Statement and the accompanying proxy are first being mailed to shareholders of the Company on or about April 17, 2006. The address of the principal executive offices of the Company is 1600 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328.

Voting and Revocability of Proxies

When proxy cards are properly executed, dated and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholders. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein. In addition, if other matters come before the Annual Meeting, the persons named in the proxy card will vote in accordance with their best judgment with respect to such matters. Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the Annual Meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date.

Record Date and Ownership

Only shareholders of record as of the close of business on the record date of March 24, 2006 will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 8,404,826 shares of common stock, $0.01 par value per share. Shareholders of record as of the close of business on March 24, 2006 are entitled to one vote for each share of common stock held. No cumulative voting rights are authorized and dissenters’ rights for shareholders are not applicable to the matters being proposed.

Quorum; Required Vote; Abstentions and Broker Non-Votes

The presence in person or by proxy of holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. The affirmative vote of a plurality of the shares present in person or by proxy and entitled to vote is required to elect directors. With respect to any other matter that may properly come before the Annual Meeting, the approval of any such matter would require a greater number of votes cast in favor of the matter than the number of votes cast opposing such matter. Shares held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a “broker non-vote”). Broker non-votes will not be counted as votes for or against matters presented for shareholder consideration. Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions will have no effect on the outcome of any vote.

Expenses of Solicitation

The Company will bear the entire cost of the proxy solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy card, and any additional materials furnished to shareholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names, which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by use of telephone, email, telegram, facsimile or personal solicitation by the Company’s directors, officers or regular employees. No additional compensation will be paid for such services. The Company may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Costs for such services, if retained, will not be material.

PROPOSALS TO BE VOTED ON

Proposal No. 1:  Election of Directors

The Board of Directors of the Company presently consists of six directors, divided among three classes, with the directors in each class serving staggered three-year terms. The terms of two directors, Clay E. Scarborough and Kevin S. Noland, will expire at the 2006 Annual Meeting of Shareholders. Mr. Scarborough and Mr. Noland are standing for reelection to the Board of Directors. Both Messrs. Scarborough and Noland will serve for a term of three years, ending in 2009, and until his successor is elected and qualified.

In the event that any director nominee below withdraws or for any reason is not able to serve as director, all proxies voted in favor of such nominee will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than three nominees. The Board of Directors recommends the election of the three nominees listed below. Management of the Company has no reason to believe that any nominee will not serve if elected.

The following persons have been nominated for election to the Board of Directors, to serve until the 2009 Annual Meeting of Shareholders and until their successors are elected and qualified:

Clay E. Scarborough, age 51, was elected to the Board of Directors in January 2005. Since 2003, Mr. Scarborough has been the Chief Financial Officer of Abacus Solutions, LLC and its affiliate, Xtend Consulting, LLC, resellers of business enterprise-level computer equipment. Mr. Scarborough previously served as Chief Financial Officer of Channelogics, Inc., a provider of software to the broadband cable access market, from 1999 through 2003. Also, from 1999 to 2003, Mr. Scarborough provided Chief Financial Officer services to technology companies as a partner of Tatum CFO Partners and as an independent consultant. Mr. Scarborough provided consulting services to the Company in 2002 and served as the Company’s Chief Financial Officer from 1992 to 1995.

Kevin S. Noland, age 43, was appointed the Company’s Chief Executive Officer in January 2006 and continues to serve as the Company’s President (since January 2004). Mr. Noland was elected to the Board of Directors in March 2006. He held the title of Chief Operating Officer of the Company from

2000 through 2005. He served as the Company’s Director of Marketing from 1996 to 1998 and was named Vice President of Marketing and Corporate Communications in 1999.

The Board of Directors of the Company recommends that shareholders vote “FOR” the election of Mr. Scarborough and Mr. Noland.

Each of the following persons is a member of the Board of Directors who is not standing for election to the Board this year and whose term will continue after the 2006 Annual Meeting of Shareholders.

Directors Serving for a Term Expiring at the 2007 Annual Meeting

Daniel S. Howe, age 46, has been a director of the Company since December 1996. Mr. Howe has served as the President of Howe Development, Inc., a real estate and investment company, since January 1990. Howe Development focuses on shopping centers, freestanding drug stores and other commercial development property in the Southeastern United States.

Mark Kishel, M.D., age 59, joined the Company’s Board of Directors in November 2001. Prior to serving on the Board, Dr. Kishel was Executive Vice President and Chief Medical Officer for Blue Cross Blue Shield of Georgia from 1993 until its acquisition by Wellpoint in 2001. Dr. Kishel is a board certified pediatrician and a Fellow of the American Academy of Pediatrics. Over the years, has served in executive medical director roles for several national insurance carriers, including Travelers, HealthAmerica and Lincoln National. He has served on the Blue Cross Blue Shield Association’s National Medical Council. Dr. Kishel also served as a director and founder of the Center for Healthcare Improvement, a collaborative research venture between the Medical College of Georgia and Blue Cross and Blue Shield of Georgia, and is currently a director of the Boys and Girls Club of Metro Atlanta.

Directors Serving for a Term Expiring at the 2008 Annual Meeting

Robert S. Cramer, Jr., age 45, is a co-founder of the Company, has served as Chairman of the Board and a director since the Company’s inception in March 1990, and served as Chief Executive Officer from September 1996 to January 2006. Mr. Cramer currently serves as the Chairman of the Board of Directors of ThePort Network, Inc., an Internet technology company he co-founded in 1999. Mr. Cramer also serves as Chairman of the Board of Metro – Atlanta Task Force for the Homeless, a non-profit organization.

John W. McClaugherty, age 46, is a co-founder of the Company and has served as a director of the Company since its inception in March 1990. Mr. McClaugherty has served as President of BeBetter Networks, Inc. (“BeBetter”), a human resource productivity company, since its inception in September 1999. From 1994 to 1999, Mr. McClaugherty served as President of J.S.K., Inc., a medical illustration company. Mr. McClaugherty served as Chief Executive Officer of the Company from its inception until March 1994.

CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings of the Board of Directors

The Board of Directors of the Company presently consists of six directors, divided among three classes, with the directors in each class serving staggered three-year terms. During 2005, the Board held eighteen meetings. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and any committees of the Board of Directors on which such director served. One director attended the Company’s 2005 Annual Meeting of Shareholders. The Board does not have a policy requiring Board members to attend the Company’s Annual Meeting.

Board Independence

The Board has determined that a majority of the Board is “independent,” as defined by the National Association of Securities Dealer’s listing standards currently in effect. The Board has determined that each of the Company’s directors is independent other than Mr. Cramer and Mr. Noland.

Meetings of Independent Directors

The independent directors meet in regularly scheduled executive sessions, at which only independent directors are present, at least twice per year, in conjunction with regularly scheduled Board meetings.

Committees of the Board of Directors

The Board has an Audit Committee, a Compensation/Stock Option Committee, and a Nominating Committee. These committees, their members and functions are discussed below.

Audit Committee. The Audit Committee is presently composed of Mr. Scarborough (Chair), Mr. McClaugherty and Dr. Kishel. The Audit Committee met six times during 2005. The Audit Committee is responsible for appointing independent accountants, reviewing with the independent accountants the scope and results of the audit engagement, and consulting with independent accountants and management with regard to the Company’s accounting methods and control procedures. The Audit Committee reviews and pre-approves all audit and non-audit services performed by the Company’s auditing accountants, or other accounting firms, other than as may be allowed by applicable law. In accordance with the National Association of Securities Dealer’s listing standards, the Company has determined that Mr. Scarborough, Mr. McClaugherty and Dr. Kishel are independent, have not participated in the preparation of the financial statements of the Company at any time during the past three years, and are able to read and understand fundamental financial statements. The Company has, and will continue to have, at least one member of the audit committee who has the requisite experience or background which results in the individual’s financial sophistication. The Board of Directors has adopted a formal written Audit Committee Charter (attached as Appendix “A” of the 2004 Proxy Statement) and the Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. The Board has determined that Mr. Scarborough is an “audit committee financial expert” as defined in SEC rules.

Compensation/Stock Option Committee. The Compensation/Stock Option Committee is currently composed of Mr. Cramer (Chair), who succeeded Mr. Tedesco in March 2006, and Mr. McClaugherty. Both members of the Compensation/Stock Option Committee are independent, as defined in NASD Listing Standards Rule 4200(a)(15). The Compensation/Stock Option Committee met twice during 2005. The Compensation/Stock Option Committee is responsible for reviewing recommendations from the Chairman of the Board of Directors with regard to the compensation of executive officers of the Company and reporting to the Board of Directors its recommendations with regard to such compensation and is also responsible for operating and administering the Company’s Amended and Restated 1992 Stock Option Plan and its 2002 Stock Incentive Plan. The Company’s Chief Executive Officer does not attend or participate in portions of committee meetings involving voting or deliberations on compensation of the Chief Executive Officer.

Nominating Committee. The Nominating Committee is currently composed of Messrs. McClaugherty (Chair) and Howe. Both members of the Nominating Committee are independent, as defined in NASD Listing Standards Rule 4200(a)(15). The Nominating Committee had no meetings during 2005. The Board has adopted a written Nominating Committee Charter, a copy of which was attached as Appendix “B” to the Company’s proxy statement for its 2004 Annual Meeting of Shareholders. Generally, the Nominating Committee is responsible for setting qualification standards for director nominees, assisting the Board in identifying individuals qualified to become Board members and recommending to the Board director nominees for the next Annual Meeting of Shareholders and director nominees to fill any vacancies on the Board, and reviewing and updating the Nominating Committee Charter.

Shareholder Nominations

The Company’s Nominating Committee will consider director nominees recommended by shareholders. Candidates must be highly qualified, exhibiting the experience and expertise required of the Board’s own pool of candidates and interest in the Company’s business, and also the ability to attend and prepare for Board and committee meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board. Shareholders wishing to suggest candidate(s) for consideration at the 2007 Annual Meeting should submit their proposals in accordance with the procedures set forth in the Company’s Bylaws.

Shareholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty days prior to the meeting; provided, however, that in the event that less than forty days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder’s notice shall set forth:

(a) as to each proposed shareholder nominee, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934; and

(b) as to the shareholder giving the notice: (i) the shareholder’s name and address, as they appear on the Company’s books; and (ii) the class and number of shares of stock of the Company beneficially owned by such shareholder.

No person shall be eligible for election as a director of the Company unless nominated in accordance with the above procedures. The Chairman shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the prescribed procedures, and if the Chairman should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Shareholder Communications with the Board

The Board of Directors has implemented a process for shareholders to send communications to the Board. Any shareholder desiring to communicate with the Board, or with specific individual directors, may do so by writing to the Company’s Secretary at the address of the Company’s principal executive offices, who has been instructed by the Board to promptly forward all such communications to the Board or such individual directors.

Shareholder Proposals for 2007 Annual Meeting

Any shareholder proposals intended to be presented at the Company’s 2007 Annual Meeting of Shareholders must comply with the notice procedures set forth in the Company’s Bylaws and as set forth below and only to the extent that such business is appropriate for shareholder action under the provisions of the Georgia Business Corporation Code. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than sixty days prior to the meeting; provided, however, that in the event that less than forty days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting:

(a) A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(b) The proposing shareholder’s name and address, as they appear on the Company’s books;

(c) The class and number of shares of stock of the Corporation beneficially owned by the shareholder; and

(d) Any material interest of the shareholder in the proposed business.

No shareholder proposals will be considered at an annual meeting unless brought forward in accordance with the prescribed procedures. At an annual meeting, the Chairman shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting, and if the Chairman should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Code of Ethics

The Company has adopted a Code of Ethics applicable to its Chief Executive Officer and its senior financial officers, a copy of which was filed as Exhibit 14.1 to the Company’s Form 10-KSB for the year ended December 31, 2005.

Compensation of Directors

As of January 2006, the Chairman of the Board of Directors receives $175,000 cash compensation for his services as Chairman of the Board of Directors and in conjunction with his employment agreement as the Company’s former CEO. Other directors do not receive cash compensation for their services as directors of the Company. On January 3, 2003, each non-employee director of the Company was awarded an option to purchase 80,000 shares of the Company common stock. The options have a term of ten years from the date of grant and became exercisable one year from the date of grant. Each option has an exercise price of $.41 per share.

No Family Relationships Among Directors and Officers

There are no family relationships between any director or executive officer of the Company and any other director or executive officer of the Company.

EXECUTIVE OFFICERS

Executive officers of the Company are appointed by the Board of Directors, and hold office at the pleasure of the Board. The executive officers of the Company are as follows:

Name	Position
Kevin S. Noland	President and Chief Executive Officer

The Company is involved in an active search for a Chief Financial Officer.

Kevin S. Noland, age 43, was appointed the Company’s Chief Executive Officer in January 2006 and continues to serve as the Company’s President since January 2004. He held the title of Chief Operating Officer of the Company from 2000 through 2005. He served as the Company’s Director of Marketing from 1996 to 1998 and was named Vice President of Marketing and Corporate Communications in 1999.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following table provides certain summary information for the years ended December 31, 2005, 2004 and 2003 concerning compensation paid or accrued to or on behalf of the Company’s executive officers:

				Long Term
				Compensation
				Securities
Name and Principal		Annual Compensation		Underlying
Position	Year	Salary	Bonus	Options

Robert S. Cramer	2005	$250,000	$360,635	—
Jr Chief Executive Officer	2004	$250,000	$61,340	—
	2003	$250,000	$93,866	230,000

Kevin S. Noland	2005	$225,000	—	—
President and Chief Operating Officer	2004	$165,000	—	—
	2003	$150,000	—	125,000

Option Grants in Last Fiscal Year

There were no options granted to Mr. Cramer or Mr. Noland in 2005.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Value

The following table shows the number and value of exercisable and unexercisable options held by the Company’s executive officers as of December 31, 2005. No stock options were exercised by Mr. Cramer or Mr. Noland in 2005.

	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)	Value of Unexercised In- The-Money Options/SARs at Fiscal Year End ($)
Name	Exercisable/ Unexercisable	Exercisable/ Unexercisable (1)
Robert S. Cramer, Jr.	795,000 / 50,000	$6,407,700 / $803,000
Kevin S. Noland	405,208 / 41,667	$3,265,976 / $335,836

(1)          Based on the closing price of the Company’s common stock on December 31, 2005 of $8.06.

The Company has not awarded stock appreciation rights to any employee, the Company has no long-term incentive plans, as that term is defined in SEC regulations, and the Company has no defined benefit or actuarial plans covering any of the Company’s employees.

Employment Agreements

On January 9, 2006, Robert S. Cramer, Jr. and A.D.A.M., Inc. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to the Second Amended and Restated Employment Agreement dated May 10, 2005, as amended by an Amendment to the Second Amended and Restated Employment Agreement dated October 3, 2005 (as amended, the “Original Agreement”). Under the terms of the Second Amendment, Mr. Cramer will no longer serve as Chief Executive Officer of the Company but shall continue to serve as the Company’s Chairman. Mr. Cramer’s annual base salary was reduced from $250,000 to $175,000. In accordance with his original amended and restated employment agreement, Mr. Cramer offset his remaining bonuses against the promissory note executed in favor of the Company during 2001. In December 2005, Mr. Cramer received a final one-time bonus payment, net of taxes, of $317,000 which was used to fully satisfy the note.

In accordance with Mr. Cramer’s employment agreement, if the Company terminates Mr. Cramer’s employment Without Cause (as defined within the agreement) the Company will continue to pay his then base salary for a twenty-four (24) month period. Additionally, if Mr. Cramer voluntarily resigns, with good reason, or within twelve months following a Change of Control (for any or no reason), then, in either such case, the Company shall, not later than 10 business days after such termination, pay Mr. Cramer a lump sum cash amount equal to twice the sum of his Base Salary at the time of his termination and the amount of any bonus received during the twelve month period ending on the date of termination. The Company shall also continue to provide all existing health and accident, hospitalization and medical expense insurance coverage for a period of two years following the date of termination.

On January 9, 2006, Kevin S. Noland and the Company entered into a Third Amendment (the “Third Amendment”) to the Employment Agreement dated February 21, 2002, as amended by a First Amendment to Employment Agreement dated March 14, 2005 and further amended by a Second Amendment to Employment Agreement dated October 3, 2005 (as amended, the “Employment Agreement”). Under the terms of the Third Amendment, Mr. Noland will serve as the Chief Executive Officer of the Company, in addition to his position as President of the Company. Mr. Noland is entitled to an annual base salary of $225,000.

Under Mr. Noland’s employment agreement, if the Company terminates the Employee’s employment without Cause (as defined within the agreement), the Company will continue to pay the Employee’s annual base salary for a 24-month period, and for a 24-month period following termination, the Company shall pay the COBRA premiums necessary for the Employee to continue the same medical coverage Employee carried while an active employee. If the Employee voluntarily resigns with good reason or within 12 months following a Change of Control (as defined within the agreement), then in either case the Company shall, not later than 10 business days following the date of termination of employment, pay to Employee a lump sum cash amount equal to twice his annual base salary, and for a 24-month period following termination, pay the COBRA premiums necessary for the Employee to continue the same medical coverage Employee carried while an active employee.

The Company also has executed Employee Confidentiality and Nondisclosure Agreements with its executive officers and senior management.

Equity Compensation Plan Information

The following table provides information as of December 31, 2005 regarding the Company’s two equity compensation plans, the 1992 Stock Option Plan and the 2002 Stock Incentive Plan, each of which has been approved by the Company’s shareholders.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))

Equity compensation plans approved by security holders	2,818,331	$3.81	928,000
Equity compensation plans not approved by security holders	0	—	0
Total	2,818,331	$3.81	928,000

RELATED PARTY TRANSACTIONS

On May 30, 2001, we received a full-recourse promissory note from our Chairman of the Board of Directors, and then Chief Executive Officer (“Executive”), Robert S. Cramer, Jr., for approximately $341,000 (the “Exercise Note”) for the exercise of 150,000 options at $1.94 per share and a $50,000 promissory note (the “Tax Note”) in connection with a loan to our Executive to pay taxes related to the stock exercise. The notes accrued interest of 6.25% per annum and were due in full on or before May 29, 2006. Part of the Exercise Note, in the amount of $291,000, was secured by 150,000 shares of our common stock and recorded in shareholders’ equity. As of December 31, 2005, both notes and related interest had been fully satisfied using bonuses earned and paid under the Executive’s amended employment agreement.

In connection with the Company’s preferred stock investment in ThePort Network, Inc. (ThePort) during the year ended December 31, 2001, the Company entered into a five-year agreement whereby the Company had exclusive distribution rights to ThePort’s products within the healthcare industry. As of December 31, 2001, the Company had pre-paid $125,000 of the contract fee to be applied against future subscription fees. The Company had committed to generate $1,500,000 in subscription fees during the initial term of the original agreement. The initial term of the agreement commenced on August 20, 2001 and continued for five years from that date. On February 14, 2003, ThePort agreed to accept a payment of $125,000 from the Company to release the Company from the minimum guarantee in its entirety. ThePort retained the $125,000 pre-payment previously made and the Company was granted non-exclusive rights to ThePort’s products within the healthcare industry.

Mr. Robert Cramer, the Company’s former Chief Executive Officer, who currently serves as the Chairman of the Board of Directors of ThePort, has acquired an approximate 10% voting interest in ThePort and holds a convertible note and loans from ThePort in the amount of approximately $1,369,000 at December 31, 2005. Two of the Company’s other directors, Dr. Kishel and Mr. Howe, also own equity interests in ThePort.

As of December 31, 2005 Mr. Cramer held an approximate 2% voting interest in BeBetter Networks, Inc. (“BeBetter”). Mr. John McClaugherty, who currently serves on our Board of Directors and is BeBetter’s president, held an approximate 11% voting interest in BeBetter at December 31, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of the Company’s common stock, as of March 7, 2006, by the Company’s directors and executive officers and each shareholder holding more than 5% of the Company’s common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class(2)

Robert S. Cramer, Jr (3).	1,414,953		15.0%
Kevin S. Noland (4)	454,375		5.0%
Daniel S. Howe (5)	187,083		2.2%
John W. McClaugherty	86,500		1.0%
Francis J. Tedesco, M.D.	96,250		1.1%
Mark Kishel, M.D (6).	99,000		1.1%
Clay E. Scarborough	50,000		*
All executive officers and directors as a group (seven persons)	2,388,161	(7)	23.3%

*                 Less than 1%

(1)          Except as indicated in the footnotes set forth below, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares shown as owned by, and the voting power of, individual shareholders include shares which are not currently outstanding but which such shareholders are entitled to acquire or will be entitled to acquire within 60 days. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by the particular shareholder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)          Based on 8,590,294 shares outstanding on March 7, 2006.

(3)          Includes 845,000 shares issuable upon exercise of presently exercisable options. Mr. Cramer’s business address is c/o A.D.A.M., 1600 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328-4658.

(4)          Includes 446,875 shares issuable upon exercise of presently exercisable options.

(5)          Includes 88,083 shares issuable upon exercise of presently exercisable options.

(6)          Includes 95,000 shares issuable upon exercise of presently exercisable options.

(7)          Includes 1,648,041 shares issuable upon exercise of presently exercisable options.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed the Company’s audited financial statements for the year ended December 31, 2005 with management and discussed with Tauber & Balser P.C., the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from Tauber & Balser P.C. regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with Tauber & Balser P.C. the independence of that firm and has considered whether the provision of non-audit services by Tauber & Balser P.C. during 2005 was compatible with maintaining the independence of that firm. The Audit Committee pre-approves all audit and permitted non-audit services provided by Tauber & Balser P.C. Based upon the above materials and discussions, the Audit Committee has approved the inclusion of these financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

Respectfully submitted,

Clay E. Scarborough (Chairman)

John W. McClaugherty

Mark Kishel

CHANGE IN ACCOUNTANTS

On December 1, 2004, the Company dismissed PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, and on the same date authorized the engagement of Tauber & Balser P.C. as its independent accountants for the fiscal year ending December 31, 2004. Each of these actions was approved by the Audit Committee of the Board of Directors.

The reports of PricewaterhouseCoopers LLP on the Company’s financial statements as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2003 and 2002 and through December 1, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the years ended December 31, 2003 and 2002 and through December 1, 2004, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Prior to the engagement of Tauber & Balser P.C., neither the Company nor any of its representatives sought the advice of Tauber & Balser P.C. regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee, has approved the selection of Tauber & Balser P.C. as independent public accountants to audit the books of the Company for the current year, to report on the consolidated balance sheets and related statements of income, changes in shareholders’ equity and cash flows of the Company and to perform such other appropriate accounting services as may be required by the Company.

One or more representatives of Tauber & Balser P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Audit Fees. The aggregate fees billed and accrued for professional services rendered by Tauber & Balser P.C. for the audit of the Company’s annual financial statements for 2005 were $60,000. The aggregate fees billed by Tauber & Balser P.C. for review of the financial statements included in the Company’s Forms 10-QSB for 2005 were $21,000.

The aggregate fees billed and accrued for professional services rendered by Tauber & Balser P.C. for the audit of the Company’s annual financial statements for 2004 were $56,275. The aggregate fees billed by PricewaterhouseCoopers LLP for review of the financial statements included in the Company’s Forms 10-QSB for 2004 were $78,000.

Audit-Related Fees. There were no additional fees, beyond those reported under “Audit Fees” above, for audit-related services billed to the Company by Tauber & Balser P.C. or PricewaterhouseCoopers LLP during 2004 or 2005.

Tax Fees. During 2005, there were no fees accrued or billed by Tauber & Balser P.C. for tax compliance, tax advice, or tax planning. The aggregate fees accrued for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for 2004 was $13,000.

All Other Fees. During 2005, $11,302 was billed by Tauber & Balser P.C. other than for the services reported above. During 2004, no fees were billed by PricewaterhouseCoopers LLP or Tauber & Balser P.C. other than for the services reported above.

For 2005, all services described above were pre-approved by the Audit Committee.

OTHER MATTERS

Report to Shareholders for the Year Ended December 31, 2005

The Annual Report of the Company for the year ending December 31, 2005, including audited financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

Other Business

The Board of Directors knows of no other matters to be brought before the 2006 Annual Meeting. However, if other matters should come before the Annual Meeting it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Company.

By Order of the Board of Directors,

Kevin S. Noland

President and Chief Executive Officer

Atlanta, Georgia

April 17, 2005

A.D.A.M., INC.

1600 Riveredge Parkway, Suite 100

Atlanta, Georgia 30328

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Kevin S. Noland and Mark Kishel, M.D., or either of them, with power of substitution to each, the proxies of the undersigned to vote the common stock of the undersigned at the Annual Meeting of Shareholders of A.D.A.M., Inc. (the “Company”) to be held on May 18, 2006 at 9:00 a.m. at the Company’s offices located at 1600 RiverEdge Parkway, Suite 100, Atlanta, Georgia 30328, and any adjournments or postponements thereof:

1.                                       To elect Clay E. Scarborough and Kevin S. Noland, each to serve as a member of the Company’s board of directors for a term of three years and until his successor is elected and qualified:

☐                                    FOR both nominees (except as indicated to the contrary below)

☐                                    WITHHOLD authority to vote for all nominees

Instruction:                To withhold authority to vote for one individual nominee, write the nominee’s name in the following space:                                             .

2.             To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

Please date and sign this Proxy exactly as name(s) appears on the mailing label.

Print Name(s):

NOTE:  When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name by authorized officer. In the case of joint tenants, each joint owner must sign.

Dated:	, 2006